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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS


     We consent to the references to our firm under the captions "Experts" and "Selected Financial Data" and to the use of our report dated October 27, 1997, in Amendment No. 1 to the Registration Statement (Form S-1 No. 333-49719) and related Prospectus of American Italian Pasta Company for the registration of 1,000,000 shares of its common stock.


                                   /s/ ERNST & YOUNG LLP

Kansas City, Missouri

April 27, 1998